UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2004

THE SERVICEMASTER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)
3250 Lacey Road, Suite 600, Downers Grove, Illinois (Address of Principal Executive Offices)		60515 (Zip Code)
Registrant’s telephone number, including area code: (630) 663-2000 Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial statements of the businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits: 99.1 Press Release issued by The ServiceMaster Company on August 5, 2004.
Item 12.	Results of Operations and Financial Condition.

         On August 5, 2004, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	THE SERVICEMASTER COMPANY By: /s/ Ernest J. Mrozek Ernest J. Mrozek President and Chief Financial Officer
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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by The ServiceMaster Company on August 5, 2004
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